UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

United American Petroleum Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-51465 (Commission File Number)	20-1904354 (IRS Employer Identification No.)

9600 Great Hills Trail, Suite 150W, Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 852-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 19, 2012, United American Petroleum Corp. (the “Registrant”) issued a press release to provide an update on its McKenzie lease in Pecos County, Texas.  A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 13, 2012, the Registrant issued 1,240,000 shares of the Registrant’s common stock (“Shares”) to one foreign institutional investor who elected to convert the outstanding principal amount of $620,000 due on its Senior Secured Convertible Promissory Note dated December 31, 2010 (“Note”) at $0.50 per share.  The form of the Note was included as Exhibit 10.1 in the Registrant’s Current Report on Form 8-K filed on January 5, 2011.

Item 9.01.  Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	Form of Senior Secured Convertible Promissory Note *
99.1	Press Release dated April 19, 2012
*             Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on January 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

United American Petroleum Corp.

Date: April 19, 2012	By:	/s/ Michael Carey
Michael Carey Chief Executive Officer